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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported) June 4, 1996
                                                 ------------


                                First USA, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                      1-11030                 75-2291060
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)


1601 Elm Street, 46th Floor, Dallas, Texas                           75201
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(Address of principal executive offices)                           (Zip Code)


                   214-849-2444
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(Registrant's telephone number, including area code)


                                      N/A
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             (Former name, former address and former fiscal year,
                        if changed since last report.)


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Item 5. Other Events.

        On June 4, 1996, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $723,000,000 of credit card receivables. The securitization consists of floating rate asset backed certificates, with two classes of publicly traded securities (Class A and Class
B) and a separate privately placed class of CIA Certificates representing CIA Invested Amounts.

        Series 1996-2 consists of $600,000,000 Class A Floating Rate Asset Backed Certificates, and $54,300,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately seven years. Series 1996-2 also consists of $68,700,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of Class A and Class B certificateholders.

        First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

        1. Underwriting Agreement of First USA Credit Card Master Trust, Series 1996-2, dated as of May 10, 1996, between First USA Bank, as Transferor and Servicer, and Morgan Stanley & Co. Incorporated, as Representative of the several Underwriters set forth therein.

        99. Series 1996-2 Supplement, dated as of June 4, 1996, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 28, 1996


                                        First USA, Inc.


                                        By:  /s/ Steven L. McDonald
                                           -------------------------------------
                                             Steven L. McDonald
                                             Senior Vice President and
                                             Chief Accounting Officer


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                                 EXHIBIT INDEX


Exhibit No.                       Description
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    1.          Underwriting Agreement of First USA Credit Card Master Trust,
                Series 1996-2, dated as of May 10, 1996, between First USA Bank, as Transferor and Servicer, and Morgan Stanley & Co. Incorporated, as Representative of the several Underwriters set forth therein.

   99. Series 1996-2 Supplement, dated as of June 4, 1996, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, the The Bank of New York (Delaware), as Trustee.

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